united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Ste 200 Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Main Sector Rotation ETF
(SECT)

Annual Report
May 31, 2019

1-866-383-9778
www.mainmgtetfs.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Main Sector Rotation ETF. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.mainmgtetfs.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

May 31, 2019

Dear Shareholder,

The second half of 2018 proved challenging as equity markets had moved steadily higher throughout the year once the markets moved through the volatility from earlier in the year. The fourth quarter saw the S&P 500 fall by -13.5% as domestic and global equities alike were hit on global growth fears. After the difficult end to 2018, the first four months of 2019 erased the losses from the prior quarter and saw markets move even higher before a broad drawdown in May broke the positive streak.

Two of the biggest story lines so far in 2019 have been President Trump’s trade war with China, primarily, but also with varying other countries around the world, and the Federal Open Market Committee’s increasingly dovish tone. Late into 2018, the FOMC was forecasting possibly 2 rate hikes in 2019 and nearly halfway through 2019,markets are pricing in 2 rate cuts! This change in tone was in response to slowing economic data both from the U.S. and from abroad. Throughout all of this uncertainty, volatility has remained at relatively normal levels. Markets seem to be getting accustomed to the uncertainty that abounds around the trade war and the economic data, which is traditionally something they do not like.

From a macroeconomic standpoint, global growth is slowing. Q1 US GDP was above 3%, which is quite strong, but Q2 forecasts are below 2%. Rates have fallen in response to weakening data points around the globe, like Manufacturing PMI numbers. Domestically, the US continues to be on fairly solid footing. GDP growth might be slowing, but it is still positive. Productivity continues to be strong, with Q1 posting the largest year-over-year gain since Q3 2010. The labor market remains tight. Unemployment is low. Inflation is low. Consumer spending is slowing, but like GDP, is still positive. The economy appears to be fundamentally sound for the most part but is showing signs of wear around the edges.

The Main SECT ETF’s performance was -2.68% for the year ended May 31, 2019. The S&P 500 has returned 3.78% and the Morningstar US Large Blend Category has returned +1.78% for the same period. The strongest positive contributions to the fund’s performance came from its positions in broad Healthcare (XLV), Consumer Staples (VDC), and Emerging Markets (VWO) while its positions in Metals & Mining (XME), domestic Banks (KBE), and Biotech (XBI) detracted from its performance. As we head into the next year, the fund is more defensively positioned both through its sector exposures and its cash holding than it has been in the past as the economy continues to mature.

We at Main Management ETF Advisors, LLC would like to thank you for being an investor in the Main SECT ETF in its first second and look forward to working with you in its third year.

Glossary of Terms:

Morningstar US Large Blend Category – Large-blend portfolios are fairly representative of the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index.

Source: Morningstar Report: Mutual Fund Data Definitions

CBOE Volatility Index (VIX) – The Volatility Index, or VIX, is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk. The VIX is often referred to as the “investor fear gauge.”

Source: Investopedia

Consumer Price Index (CPI) – This is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

Source: Investopedia

BLS Average Hourly Earnings – The Bureau of Labor Statistics (BLS) average hourly and weekly earnings of all employees on private nonfarm payrolls, seasonally adjusted, and compared on a year over year basis.

Source: United States Department of Labor

6575-NLD-07/09/2019

MAIN SECTOR ROTATION ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2019

The Fund’s performance figures* for the period ended May 31, 2019, as compared to its benchmark:

	One Year	Since Inception (1)
Main Sector Rotation ETF - NAV	(2.68)%	5.91%
Main Sector Rotation ETF - Market Price	(2.79)%	5.70%
S&P 500 Total Return Index (2)	3.78%	8.87%

Comparison of the Change in Value of a $10,000 Investment

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mainmgtetfs.com or by calling 1-866-383-9778. The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2028, to insure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.65% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the adviser. The Fund’s total annual operating expenses are 0.78% per the September 28, 2018 Prospectus.

(1)	As of the close of business on the day of commencement of operations on September 5, 2017.

(2)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of May 31, 2019
Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	98.7%
Collateral for Securities Loaned	22.0%
Liabilities In Excess of Other Assets	(20.7)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

MAIN SECTOR ROTATION ETF
PORTFOLIO OF INVESTMENTS
May 31, 2019

Shares	Fair Value
EXCHANGE TRADED FUNDS - 98.7%
CONSUMER DISCRETIONARY - 10.5%
1,279,200	iShares U.S. Home Construction ETF *	$46,588,464

CONSUMER STAPLES - 9.5%
295,200	Vanguard Consumer Staples ETF #	42,113,232

EMERGING MARKETS - 4.1%
442,800	Vanguard FTSE Emerging Markets ETF	17,995,392

FINANCIAL - 23.8%
2,460,000	Financial Select Sector SPDR Fund *	63,984,600
1,016,800	SPDR S&P Bank ETF #	41,627,792
105,612,392
HEALTH CARE - 15.4%
288,640	Health Care Select Sector SPDR Fund *	25,192,499
196,800	iShares Nasdaq Biotechnology ETF *	19,676,064
295,200	SPDR S&P Biotech ETF *	23,450,688
68,319,251
INTERNATIONAL FUNDS - 6.7%
1,131,600	Xtrackers Harvest CSI 300 China A-Shares ETF *	29,557,392

MID CAP - 5.0%
262,400	iShares Russell Mid-Cap Value ETF #	22,023,232

TECHNOLOGY - 23.7%
1,279,200	Technology Select Sector SPDR Fund	91,961,688
131,200	VanEck Vectors Semiconductor ETF	12,887,776
104,849,464

TOTAL EXCHANGE TRADED FUNDS (Cost - $428,118,494)	437,058,819

MONEY MARKET FUNDS - 22.0%
7,526,390	Fidelity Institutional Government Fund - Institutional Class 2.28% (a)	7,526,390
89,603,684	Morgan Stanley Institutional Liquidity Fund - Institutional Class 2.45% (a)	89,603,684
TOTAL MONEY MARKET FUNDS (Cost - $97,130,074)	97,130,074

TOTAL INVESTMENTS - 120.7% (Cost - $525,248,568)	$534,188,893
OPTIONS WRITTEN - (0.4)% (Proceeds - $4,890,669)	(1,854,400)
LIABILITIES IN EXCESS OF OTHER ASSETS - (20.3)%	(89,700,592)
NET ASSETS - 100.0%	$442,633,901

Option
Contracts +	Exercise Price	Notional	Expiration Date
OPTIONS WRITTEN - (0.4)%
CALL OPTIONS WRITTEN - (0.4)%
610	S&P 500 Index	$3,000	$183,000,000	12/20/2019	$1,854,400
TOTAL CALL OPTIONS WRITTEN (Proceeds - $4,890,669)

CSI - China Securities Index

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

SPDR - Standard & Poor’s Depositary Receipt

*	All or a portion of this security is on loan. The market value of loaned securities is $94,535,358.

#	All or a portion of this security is held as collateral for written options. As of May 31, 2019 the total value of securities held as collateral for the written options is $72,794,607.

+	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(a)	Security was purchased with cash received as collateral for securities on loan at May 31, 2019. Total collateral had a value of $97,130,074 at May 31, 2019.

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2019

ASSETS
Investment securities:
At cost	$525,248,568
At value	$534,188,893	*
Cash and cash equivalents	2,799,647
Cash held for collateral at broker for options	4,890,749
Receivable for securities sold	12,920,238
Receivable for fund shares sold	2,735,000
Prepaid expenses and other assets	165
TOTAL ASSETS	557,534,692

LIABILITIES
Options Written (Proceeds $4,890,669)	1,854,400
Securities lending collateral payable upon return	97,130,074
Payable for securities purchased	15,663,273
Investment advisory fees payable	191,984
Trustee fees payable	3,616
Other accrued expenses and other liabilities	40,267
Payable to related parties	17,177
TOTAL LIABILITIES	114,900,791
NET ASSETS	$442,633,901

NET ASSETS CONSIST OF:
Paid in capital	$439,716,467
Accumulated earnings	2,917,434
NET ASSETS	$442,633,901

NET ASSET VALUE PER SHARE:
Net Assets	$442,633,901
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	16,400,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$26.99

*	Includes market value of securities on loan

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2019

INVESTMENT INCOME
Dividends	$6,102,710
Securities lending income	191,569
Interest	82,170
TOTAL INVESTMENT INCOME	6,376,449

EXPENSES
Investment advisory fees	1,983,917
Administrative services fees	204,892
Professional fees	40,577
Printing and postage expenses	34,940
Custodian fees	30,433
Compliance officer fees	29,027
Transfer agent fees	21,156
Insurance expense	16,744
Trustees fees and expenses	15,002
Other expenses	41,161
TOTAL EXPENSES	2,417,849

NET EXPENSES	2,417,849

NET INVESTMENT INCOME	3,958,600

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(12,306,462)
Net realized gain on in-kind redemptions	654,526
Capital gain distributions from underlying investment companies	208,073
Net change in unrealized appreciation (depreciation) on:
Investments	(9,958,643)
Options written	3,036,269
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(18,366,237)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,407,637)

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	May 31, 2019	May 31, 2018 (a)
FROM OPERATIONS:
Net investment income	$3,958,600	$1,054,750
Net realized gain (loss) from investments and in-kind redemptions	(11,651,936)	6,455,111
Capital gain distributions from underlying investment companies	208,073	—
Net change in unrealized appreciation (depreciation) on investments	(6,922,374)	18,898,968
Net increase (decrease) in net assets resulting from operations	(14,407,637)	26,408,829

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(1,365,055)
Total distributions paid*	(6,276,285)	—
Net decrease in net assets resulting from distributions to shareholders	(6,276,285)	(1,365,055)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	155,047,969	311,950,652
Payments for shares redeemed	(20,351,147)	(8,373,425)
Net increase in net assets resulting from shares of beneficial interest	134,696,822	303,577,227

TOTAL INCREASE IN NET ASSETS	114,012,900	328,621,001

NET ASSETS
Beginning of Period	328,621,001	—
End of Period**	$442,633,901	$328,621,001

SHARE ACTIVITY
Shares Sold	5,550,000	11,950,000
Shares Redeemed	(800,000)	(300,000)
Net increase in shares of beneficial interest outstanding	4,750,000	11,650,000

(a)	The Main Sector Rotation ETF commenced operations on September 5, 2017.

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the notes to financial statements for more information. The distributions to shareholders for the period ended May 31, 2018 have not been reclassified to conform to the current period presentation.

**	Net Assets - End of Period includes distributions in excess of net investment income of $0 as of May 31, 2018.

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$28.21	$25.00
Income from investment operations:
Net investment income (2)	0.27	0.12
Net realized and unrealized gain (loss) on investments	(1.05)	3.25
Total from investment operations	(0.78)	3.37
Less distributions from:
Net investment income	(0.20)	(0.16)
Net realized gains	(0.24)	—
Total distributions	(0.44)	(0.16)
Net asset value, end of period	$26.99	$28.21
Market price, end of period	$26.98	$28.30
Total return (3)	(2.68)%	13.52	% (4)
Net assets, at end of period (000s)	$442,634	$328,621
Ratio of expenses to average net assets (6)	0.61%	0.61	% (5)
Ratio of net investment income to average net assets (7)	1.00%	0.58	% (5)
Portfolio Turnover Rate (8)	61%	12	% (4)

(1)	The Main Sector Rotation ETF commenced operations on September 5, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 7)

See accompanying notes to financial statements.

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2019

1.	ORGANIZATION

The Main Sector Rotation ETF Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to outperform the S&P 500 Index in rising markets while limiting losses during periods of decline. The Fund commenced operations on September 5, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value, including the short-term investment currently held.

Valuation of Underlying Investment Companies - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the lasted reported sales price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (‘the Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities:

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

(i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2019 for the Fund’s investments measured at fair value:

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$437,058,819	$—	$—	$437,058,819
Money Market Funds-Collateral for Securities on Loan	97,130,074	—	—	97,130,074
Total	$534,188,893	$—	$—	$534,188,893
Liabilities *	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$1,854,400	$—	$1,854,400
Total	$—	$1,854,400	$—	$1,854,400

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. The cash at the broker for written option contracts is reported on the Statement of Assets and Liabilities. As of May 31, 2019, the Fund had $1,854,400 open written option contracts.

The Fund may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Derivatives Risk – The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including options, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Options Risk – There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Index Call Option Risk – Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on other securities in its portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

As the writer of an index call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the index underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the index underlying the call option decline. The purchaser of the index call option has the right to any appreciation in the value of the underlying index over the exercise price upon the exercise of the call option or the expiration date.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax year 2018, or expected to be taken in the Fund’s 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund is not aware of any tax positions for which it is

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and Cash Equivalents - Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit account which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund (see additional information at Note 8).

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $243,538,895 and $238,044,345, respectively.

For the year ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $149,953,708 and $19,776,041, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Main Management ETF Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the fund’s portfolio, and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2019, the Fund incurred $1,983,917 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2028, to insure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 0.65% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser. During the year ended May 31, 2019, the Adviser did

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

not waive any fees or reimburse expenses pursuant to this agreement. As of May 31, 2019, there are no previously waived advisory fees subject to recapture.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan as amended (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Fund shares. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Fund shares for such distribution and shareholder service activities. As of May 31, 2019, the Plan has not been activated. For year ended May 31, 2019, the Fund did not incur any distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of Gemini Fund Services, LLC.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – An affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, and fund accounting services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the chief compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the printing and postage expenses in the Statement of Operations.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$525,250,550	$18,148,376	$(9,210,033)	$8,938,343

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	May 31, 2019	May 31, 2018
Ordinary Income	$6,276,285	$1,365,055
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$6,276,285	$1,365,055

As of May 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,037,560	$—	$(2,653,838)	$(6,404,631)	$—	$8,938,343	$2,917,434

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from investments is attributable to the tax deferral of losses on wash sales and mark-to-market on open index option contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,653,838.

At May 31, 2019, the Fund had a capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$5,588,743	$815,888	$6,404,631	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gains (losses) on in-kind redemptions, resulted in reclassification for the year ended May 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$650,710	$(650,710)

7.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the year ended May 31, 2019, the Fund received $14,200 in fixed fees and $5,791 in variable fees.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

8.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

The following table breaks out the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of May 31, 2019:

	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Fidelity Institutional Government Fund	$7,526,390	$—	$—	$—	$7,526,390
Morgan Stanley Institutional Liquidity Fund	89,603,684	—	—	—	89,603,684
Total	$97,130,074	$—	$—	$—	$97,130,074

At May 31, 2019, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Fidelity Institutional Government Fund and the Morgan Stanley Institutional Liquidity Fund as shown in the Portfolio of Investments. The Fund receives compensation relating to the lending of the Fund’s securities as reflected in the Statement of Operations. The fair value of the securities loaned for the Fund totaled $94,535,358 at May 31, 2019. The securities loaned are noted in the Portfolio of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $97,130,074 for the Fund at May 31, 2019. These amounts are offset by a liability recorded as “Securities lending collateral” as shown on the Statement of Assets and Liabilities.

MAIN SECTOR ROTATION ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

9.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative transactions on the Fund’s Statement of Assets and Liabilities as of May 31, 2019.

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contract/Equity Price Risk	Options Written, at fair value	$1,854,400

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2019.

		Change in Unrealized
	Realized Gain	Appreciation
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contract/Equity Price Risk	$—	$3,036,269

The notional value of the derivative instruments outstanding as of May 31, 2019 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended May 31, 2019 as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Main Sector Rotation ETF and
Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Main Sector Rotation ETF (the “Fund”), a series of Northern Lights Fund Trust IV, as of May 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets, including the related notes, and financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 30, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

MAIN SECTOR ROTATION ETF
EXPENSE EXAMPLE (Unaudited)
May 31, 2019

All Exchange Traded Funds (“Fund”) have operating expenses. As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. A shareholder may incur brokerage commissions on their purchase and sales of Fund shares, which are not reflected in the examples below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending	Annualized
	Beginning	Account	Expense	Expenses Paid
	Account Value	Value	Ratio	During Period
Actual	12/1/18	5/31/19		12/1/18-5/31/19*
Main Sector Rotation ETF	$1,000.00	$1,003.30	0.60%	$3.00
Hypothetical*
(5% return before expenses)	12/1/18	5/31/19		12/1/18-5/31/19*
Main Sector Rotation ETF	$1,000.00	$ 1,021.94	0.60%	$3.02

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.mainmgtetfs.com.

MAIN SECTOR ROTATION ETF
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Funds in
			Fund
Name,			Complex**	Other Directorships held
Address and	Position/Term	Principal Occupation During the	Overseen	by Trustee During the
Year of Birth	of Office*	Past Five Years	by Trustee	Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2018).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003); GR Group (since 2008).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/19 – NLFT IV_v2

MAIN SECTOR ROTATION ETF
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2019

Officers

Number of
Funds in
Fund
Name, Address			Complex**	Other Directorships held
and Year of	Position/Term	Principal Occupation During the	Overseen by	by Trustee During the
Birth	of Office*	Past Five Years	Trustee	Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Born in 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017- 2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2019, the Trust was comprised of 18 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Funds managed by the same investment adviser. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-383-9778.

5/31/19 – NLFT IV_v2

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-855-907-3373 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
Main Management ETF Advisors, LLC
601 California Street, Suite 620
San Francisco, California 94108

ADMINISTRATOR
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, Nebraska 68130

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $13,000

2019 – $13,000

(b)	Audit-Related Fees

2018 – None

2019 – None

(c)	Tax Fees

2018 – $3,000

2019 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018 2019

Audit-Related Fees:           0.00%  0.00%

Tax Fees:           0.00%  0.00%

All Other Fees:           0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,000

2019 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/6/19

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/6/19